Exhibit 99.2
MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Nine Months Ended June 30,
	2010	2009	2010	2009
Net revenue	$131,847	$124,588	$390,815	$381,410
Operating expenses:
Personnel expense	44,546	43,854	136,055	131,884
Medical supplies expense	35,706	36,472	107,453	105,829
Bad debt expense	13,642	10,406	36,241	28,798
Other operating expenses	29,935	26,537	89,292	81,039
Pre-opening expenses	—	754	866	1,340
Depreciation	7,636	6,466	23,054	19,179
Amortization	8	8	24	24
Impairment of property and equipment	22,813	—	42,761	—
Loss (gain) on disposal of property, equipment and other assets	20	(54)	39	127

Total operating expenses	154,306	124,443	435,785	368,220

(Loss) Income from operations	(22,459)	145	(44,970)	13,190
Other income (expenses):
Interest expense	(1,131)	(396)	(3,337)	(3,074)
Loss on early extinguishment of debt	—	—	—	(6,702)
Interest and other income	62	48	156	220
Loss on note receivable	—	—	(1,507)	—
Equity in net earnings of unconsolidated affiliates	2,262	2,265	6,870	7,044

Total other income (expense), net	1,193	1,917	2,182	(2,512)

(Loss) income from continuing operations before income taxes	(21,266)	2,062	(42,788)	10,678
Income tax (benefit) expense	(8,642)	171	(17,929)	1,287

Income (loss) from continuing operations	(12,624)	1,891	(24,859)	9,391
Income from discontinued operations, net of taxes	2,163	878	3,895	8,793

Net (loss) income	(10,461)	2,769	(20,964)	18,184
Less: Net income attributable to noncontrolling interest	(2,355)	(2,273)	(5,718)	(9,860)

Net (loss) income attributable to MedCath Corporation	$(12,816)	$496	$(26,682)	$8,324

Amounts attributable to MedCath Corporation common stockholders:
(Loss) income from continuing operations, net of taxes	$(14,155)	$23	$(29,246)	$1,708
Income from discontinued operations, net of taxes	1,339	473	2,564	6,616

Net (loss) income	$(12,816)	$496	$(26,682)	$8,324

(Loss) earnings per share, basic
(Loss) income from continuing operations attributable to MedCath Corporation common stockholders	$(0.71)	$—	$(1.48)	$0.09
Income from discontinued operations attributable to MedCath Corporation common stockholders	0.07	0.03	0.13	0.33

(Loss) earnings per share, basic	$(0.64)	$0.03	$(1.35)	$0.42

(Loss) earnings per share, diluted
(Loss) income from continuing operations attributable to MedCath Corporation common stockholders	$(0.71)	$—	$(1.48)	$0.09
Income from discontinued operations attributable to MedCath Corporation common stockholders	0.07	0.03	0.13	0.33

(Loss) earnings per share, diluted	$(0.64)	$0.03	$(1.35)	$0.42

Weighted average number of shares, basic	19,897	19,733	19,823	19,665
Dilutive effect of stock options and restricted stock	—	—	—	56

Weighted average number of shares, diluted	19,897	19,733	19,823	19,721

MEDCATH CORPORATION
CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

	June 30,	September 30,
	2010	2009
	(Unaudited)
Current assets:
Cash and cash equivalents	$27,396	$31,883
Accounts receivable, net	61,230	58,913
Income tax receivable	1,192	—
Medical supplies	15,888	15,459
Deferred income tax assets	12,272	12,161
Prepaid expenses and other current assets	13,711	13,471
Current assets of discontinued operations	26,172	44,978

Total current assets	157,861	176,865
Property and equipment, net	289,861	341,394
Investments in affiliates	10,301	14,055
Other assets	7,460	10,785
Deferred income tax assets	603	—
Non-current assets of discontinued operations	46,741	47,349

Total assets	$512,827	$590,448

Current liabilities:
Accounts payable	$27,559	$35,920
Income tax payable	—	297
Accrued compensation and benefits	17,148	16,118
Other accrued liabilities	20,647	23,277
Current portion of long-term debt and obligations under capital leases	15,808	21,187
Current liabilities of discontinued operations	19,062	19,832

Total current liabilities	100,224	116,631
Long-term debt	56,250	66,563
Obligations under capital leases	7,459	4,596
Deferred income tax liabilities	—	13,874
Other long-term obligations	5,262	8,533
Long-term liabilities of discontinued operations	35,872	35,721

Total liabilities	205,067	245,918

Commitments and contingencies

Redeemable noncontrolling interest	6,095	7,448

Stockholders’ equity:
Preferred stock, $0.01 par value, 10,000,000 shares authorized; none issued	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 22,446,727 issued and 20,492,366 outstanding at June 30, 2010; 22,104,917 issued and 20,150,556 outstanding at September 30, 2009	216	216
Paid-in capital	457,058	455,259
Accumulated deficit	(118,102)	(91,420)
Accumulated other comprehensive loss	(395)	(360)
Treasury stock, at cost; 1,954,361 shares at March 31, 2010 1,954,361 shares at September 30, 2009	(44,797)	(44,797)

Total MedCath Corporation stockholders’ equity	293,980	318,898
Noncontrolling interest	7,685	18,184

Total equity	301,665	337,082

Total liabilities and equity	$512,827	$590,448

MEDCATH CORPORATION
SELECTED OPERATING DATA
(In thousands, except per share data and selected operating data)
(Unaudited)

	Three Months Ended June 30,			Nine Months Ended June 30,
	2010	2009	% Change	2010	2009	% Change
Statement of Operations Data:
Net revenue	$131,847	$124,588	5.8%	$390,815	$381,410	2.5%
Adjusted EBITDA (1)	$10,238	$12,920	(20.8)%	$25,820	$41,298	(37.5)%
(Loss) Income from operations	$(22,459)	$145	(15589.0)%	$(44,970)	$13,190	(440.9)%
(Loss) income from continuing operations, net of taxes	$(14,155)	$23	(61643.5)%	$(29,246)	$1,708	(1812.3)%
(Loss) income per share from continuing operations, basic	$(0.71)	$—	(100.0)%	$(1.48)	$0.09	(1744.4)%
(Loss) income per share from continuing operations, diluted	$(0.71)	$—	(100.0)%	$(1.48)	$0.09	(1744.4)%

(1)	See Supplemental Financial Disclosure-Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

	Three Months Ended June 30,					Nine Months Ended June 30,
				2010					2010
	2010	2009	% Change	Same Facility	% Change	2010	2009	% Change	Same Facility	% Change
Selected Operating Data (a):
Number of hospitals	7	6		6		7	6		6
Licensed beds ( c )	600	530		530		600	530		530
Staffed and available beds ( d )	514	484		444		514	484		444
Admissions ( e )	6,526	5,653	15.4%	6,042	6.9%	19,347	17,883	8.2%	18,176	1.6%
Adjusted admissions ( f )	9,741	8,594	13.3%	8,837	2.8%	28,436	25,621	11.0%	26,252	2.5%
Patient days ( g )	24,276	22,795	6.5%	22,582	(0.9)%	72,536	69,841	3.9%	68,073	(2.5)%
Adjusted patient days ( h )	36,474	34,803	4.8%	33,284	(4.4)%	107,012	100,167	6.8%	98,809	(1.4)%
Average length of stay (days) ( i )	3.72	4.03	(7.7)%	3.74	(7.2)%	3.75	3.91	(4.1)%	3.75	(4.1)%
Occupancy ( j )	51.9%	51.8%		55.9%		51.7%	52.9%		56.2%
Inpatient catheterization procedures ( k )	2,971	2,735	8.6%	2,903	6.1%	8,824	8,993	(1.9)%	8,624	(4.1)%
Inpatient surgical procedures ( l )	1,865	1,809	3.1%	1,769	(2.2)%	5,463	5,394	1.3%	5,237	(2.9)%
Hospital net revenue	$127,613	$118,104	8.1%	$120,148	1.7%	$377,402	$363,790	3.7%	$358,086	(1.6)%

Combined Operating Data (b):
Number of hospitals	9	8		8		9	8		8
Licensed beds ( c )	767	697		697		767	697		697
Staffed and available beds ( d )	678	647		608		678	647		608
Admissions ( e )	9,079	8,521	6.5%	8,595	0.9%	27,143	26,683	1.7%	25,972	(2.7)%
Adjusted admissions ( f )	13,993	13,288	5.3%	13,089	(1.5)%	41,528	39,751	4.5%	39,344	(1.0)%
Patient days ( g )	32,365	31,192	3.8%	30,671	(1.7)%	97,344	96,503	0.9%	92,881	(3.8)%
Adjusted patient days ( h )	49,970	48,428	3.2%	46,780	(3.4)%	148,184	142,436	4.0%	139,981	(1.7)%
Average length of stay (days) ( i )	3.56	3.66	(2.7)%	3.57	(2.5)%	3.59	3.62	(0.8)%	3.58	(1.1)%
Occupancy ( j )	52.5%	53.0%		55.4%		52.6%	54.6%		56.0%
Inpatient catheterization procedures ( k )	3,663	3,450	6.2%	3,595	4.2%	10,928	11,347	(3.7)%	10,728	(5.5)%
Inpatient surgical procedures ( l )	2,480	2,381	4.2%	2,384	0.1%	7,177	7,211	(0.5)%	6,951	(3.6)%
Hospital net revenue	$170,658	$158,497	7.7%	$163,193	3.0%	$502,693	$485,882	3.5%	$483,377	(0.5)%

(a)	Selected operating data includes consolidated hospitals in operation as of the end of the period reported in continuing operations but does not include hospitals which are accounted for using the equity method or as discontinued operations in our consolidated financial statements. Same facility for the three and nine months ended June 30, 2010 exclude the results of Hualapai Mountain Medical Center.

(b)	Combined operating data includes hospitals in operation as of the end of the period reported in continuing operations including hospitals which are accounted for using the equity method in our consolidated financial statements.

(c)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(d)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.

(e)	Admissions represent the number of patients admitted for inpatient treatment.

(f)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(g)	Patient days represent the total number of days of care provided to inpatients.

(h)	Adjusted patient days is a general measure of combined inpatient and outpatient volume. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.

(i)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.

(j)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

(k)	Inpatients with a catheterization procedure represent the number of inpatients with a procedure performed in one of the hospitals’ catheterization labs during the period.

(l)	Inpatient surgical procedures represent the number of surgical procedures performed on inpatients during the period.

MEDCATH CORPORATION
SUPPLEMENTAL FINANCIAL DISCLOSURE — RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
The following table reconciles the loss from continuing operations, net of taxes attributable to MedCath Corporation’s common stockholders as derived directly from MedCath Corporation’s consolidated financial statements to Adjusted EBITDA for the three and nine months ended June 30, 2010 and 2009.

	Three Months Ended June 30,		Nine Months Ended June 30,
	2010	2009	2010	2009
	(in thousands)		(in thousands)
(Loss) income from continuing operations, net of taxes	$(14,155)	$23	$(29,246)	$1,708
Add:
Income tax (benefit) expense	(8,642)	171	(17,929)	1,287
Net income attributable to noncontrolling interest	1,531	1,868	4,387	7,683
Equity in net earnings of unconsolidated affiliates	(2,262)	(2,265)	(6,870)	(7,044)
Interest and other income	(62)	(48)	(156)	(220)
Loss on note receivable	—	—	1,507	—
Loss on early extinguishment of debt	—	—	—	6,702
Interest expense	1,131	396	3,337	3,074
Loss (gain) on disposal of property, equipment and other assets	20	(54)	39	127
Impairment of property and equipment	22,813	—	42,761	—
Amortization	8	8	24	24
Depreciation	7,636	6,466	23,054	19,179
Pre-opening expenses	—	754	866	1,340
Share-based compensation expense	553	231	2,379	2,068
Professional fees for strategic plans	1,667	—	1,667	—
DSH and Medicaid adjustments	—	3,064	—	3,064
Professional fees for internal assessment	—	1,106	—	1,106
Settlement of Medicare claims	—	840	—	840
Severance expense	—	360	—	360

Adjusted EBITDA	$10,238	$12,920	$25,820	$41,298

The following table reconciles MedCath Corporation’s diluted (loss) earnings per share from continuing operations, net of taxes attributable to MedCath Corporations common stockholders as derived directly from MedCath’s consolidated financial statements to Adjusted diluted (loss) earnings per share from continuing operations for the three and nine months ended June 30, 2010 and 2009.

	Three Months Ended June 30,		Nine Months Ended June 30,
	2010	2009	2010	2009
Diluted (loss) earnings per share	$(0.71)	$—	$(1.48)	$0.09
Add:
Impairment of property and equipment	0.69	—	1.23	—
Loss on note receivable	—	—	0.05	—
DSH and Medicaid adjustments	—	0.09	—	0.09
Professional fees for internal assessment	—	0.03	—	0.03
Professional fees for strategic plans	0.05	—	0.05	—
Settlement of Medicare claims	—	0.03	—	0.03
Severance expense	—	0.01	—	0.01
Loss on early extinguishment of debt	—	—	—	0.22
Share-based compensation expense	0.02	0.01	0.08	0.07
Pre-opening expense	—	0.02	0.02	0.04

Adjusted diluted earnings (loss) per share	$0.05	$0.19	$(0.05)	$0.58